UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a‑12

CORTEXYME, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 22, 2020

To Our Stockholders:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Cortexyme, Inc on Monday, June 8, 2020 at 11:00 a.m. Pacific Time.  Due to the emerging public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, business partners, employees and board of directors, the Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at https://web.lumiagm.com/102990699.  There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://ir.cortexyme.com.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 22, 2020, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 9, 2020 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting.  However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,

Casey C. Lynch

President, Chief Executive Officer and Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 8, 2020:  THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019 ARE AVAILABLE FREE OF CHARGE AT https://www.astproxyportal.com/ast/22818.

CORTEXYME, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 22, 2020

Time and Date:	June 8, 2020 at 11:00 a.m. Pacific Time.

Place:	The Annual Meeting will be held on Monday, June 8, 2020 at 11:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiagm.com/102990699.

Items of Business:	1.

Elect the two Class I directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2023 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of Cortexyme, Inc. for the fiscal year ending December 31, 2020.

	3.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 9, 2020 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://ir.cortexyme.com or, if you are a registered holder, contact our transfer agent, American Stock Transfer & Trust Company, LLC, through its website at www.astfinancial.com or by phone at (800) 937‑5449.

By Order of the Board of Directors,

Casey C. Lynch

President, Chief Executive Officer and Chairperson of the Board of Directors

‑i‑

CORTEXYME, INC.

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JUNE 8, 2020

April 22, 2019

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of our board of directors of Cortexyme, Inc. ("Cortexyme") for use at Cortexyme’s 2020 Annual Meeting of Stockholders (the "Annual Meeting" or “meeting”) to be held on Monday, June 8, 2020 at 11:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiagm.com/102990699. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Cortexyme” refer to Cortexyme, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about April 22, 2020, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 9, 2020.  On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e‑mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2019, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:Stockholders will be asked to vote on the following two proposals at the meeting:

1.

to elect Margaret A. McLoughlin Ph.D., and Una Ryan, OBE, Ph.D. as Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and

2.	to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Q:	Could matters other than Proposal One and Proposal Two be decided at the meeting?
A:

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Cortexyme, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:How does the board of directors recommend I vote on these proposals?

A:Our board of directors recommends that you vote your shares:

•	“FOR ALL” the nominees to the board of directors (Proposal One); and
•	“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal Two).

Q:Who may vote at the Annual Meeting?

A:

Stockholders of record as of the close of business on April 9, 2020, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 29,410,055 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Cortexyme.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to American Stock Transfer & Trust Company, LLC, at least two (2) weeks in advance of the Annual Meeting.

Q:How do I vote?

A.

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•	vote by telephone or through the internet - in order to do so, please follow the instructions shown on your Notice or proxy card;
•

vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•

vote in person - you may virtually attend and participate in the Annual Meeting online at https://web.lumiagm.com/102990699 and vote your shares electronically before the polls close during the Annual Meeting. The password for the meeting is cortexyme2020.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on June 7, 2020. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important.  Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?
A.

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.

Q:	What shares can I vote?
A:

Each share of Cotexyme common stock issued and outstanding as of the close of business on April 9, 2020 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 9, 2020, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?
A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 9, 2020.
Q:	What is the quorum requirement for the meeting?
A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business.  This presence is called a quorum.  Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal One or Proposal Two.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any "non-routine" matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Two, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:
•

Proposal One: Each director must be elected by shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

•	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•	providing a written notice of revocation to Cortexyme’s Secretary at Cortexyme, Inc., 269 East Grand Avenue, South San Francisco, CA 94080, prior to your shares being voted, or
•

participating in the Annual Meeting and voting electronically online at https://web.lumiagm.com/102990699. The password for the meeting is cortexyme2020. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at https://web.lumiagm.com/102990699.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:How can I attend the Annual Meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 9, 2020, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?
A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting https://web.lumiagm.com/102990699. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, go to https://web.lumiagm.com/102990699 and follow the on screen instructions. Please have each Notice or proxy card you received in hand as you will need information specified therein.

The meeting webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations.

Q:	Can I submit questions prior to the meeting?
A:	No, you can only submit questions during the meeting.
Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:	If you encounter any technical difficulties accessing the virtual meeting during the check‑in or meeting time, please log into https://go.lumiglobal.com/faq.
Q:	Why is the Annual Meeting being held only online?
A:

We have been closely monitoring developments with the COVID-19 pandemic and the related recommendations, protocols and restrictions issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to support the health and well-being of our stockholders, business partners, employees and board of directors, we will be conducting the Annual Meeting solely online.

Q.How can I get electronic access to the proxy materials?

A:The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the internet; and
•	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Secretary at ir@cortexyme.com to arrange for electronic access to the stockholder list.

Q:Who will tabulate the votes?

A:	A representative of American Stock Transfer & Trust Company, LLC. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Cortexyme stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Cortexyme that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to:  Investor Relations, Cortexyme, Inc., 269 East Grand Avenue, South San Francisco, CA 94080 or (3) contact our Investor Relations department by email at ir@cortexyme.com or by telephone at (415) 910‑5717. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:What if I have questions about my Cortexyme shares or need to change my mailing address?

A:

You may contact our transfer agent, American Stock Transfer & Trust Company, LLC,  by telephone at (800) 937‑5449, through its website at www.astfinancial.com or by U.S. mail at 6201 15th Avenue, Brooklyn, NY 11219, if you have questions about your Cortexyme shares or need to change your mailing address.

Q:Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Annual Meeting is being solicited on behalf of our board of directors.  We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:

What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2021 Annual Meeting, or for consideration at our 2021 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2021 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Secretary at our principal executive office.  Our current principal executive office is located at 269 East Grand Avenue, South San Francisco, CA 9408. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2021 Annual Meeting, stockholder proposals must be received by our Secretary no later than December 23, 2020 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2021 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Secretary at our principal executive office. To be timely for our 2021 Annual Meeting, our Secretary must receive the written notice at our principal executive office:

•not earlier than the close of business on February 8, 2021, and

•not later than the close of business on March 10, 2021.

If we hold our 2021 annual meeting of stockholders more than 30 days before or more than 60 days after June 8 2021 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:

•not earlier than the close of business on the 120th day prior to such annual meeting, and

•

not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Cortexyme of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Cortexyme does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices.  These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company.  Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.  Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure

Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its Chairperson in any way that it considers in the best interests of our company, and that our nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate.  In addition, our Corporate Governance Guidelines provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, our board of directors will designate a Lead Independent Director. We established a Lead Independent Director role with broad authority and responsibility, as described further below. The independent members of the board of directors also meet in executive session without management, which provides the board of directors with the benefit of having the perspective of independent directors. The Lead Independent Director chairs these meetings.

Casey Lynch is the Chairperson of our board of directors and our President and Chief Executive Officer. This allows the board of directors to benefit from Ms. Lynch’s in-depth knowledge of our business and industry, and her ability to effectively identify strategic priorities and formulate and implement strategic initiatives. As President and Chief Executive Officer, Ms. Lynch is also intimately involved in our day-to-day operations and is thus in a position to elevate the most critical business issues for consideration by the board of directors.  Our independent directors bring experience, oversight and expertise from outside of our company, while Ms. Lynch brings company-specific experience and expertise. Our board of directors believes that Ms. Lynch’s combined role enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.  Accordingly, our board of directors has determined that the combined role of Chairperson and Chief Executive Officer with a strong lead independent director provides balance and is the best leadership structure for us at the current time and is in the best interests of our Company and our stockholders.

Lead Independent Director

Our board of directors appointed Una Ryan, OBE, Ph.D. to serve as our Lead Independent Director.  The responsibilities of the Lead Independent Director include:

•	presiding at executive sessions of independent directors;
•	serving as a liaison between the Chairperson and the independent directors;
•	consulting with the Chairperson regarding the information sent to our board of directors in connection with its meetings;
•	having the authority to call meetings of our board of directors and meetings of the independent directors;
•	being available under appropriate circumstances for consultation and direct communication with stockholders;

•	encouraging direct dialogue between all directors (particularly those with dissenting views) and management; and
•	performing such other functions and responsibilities as requested by our board of directors from time to time.

Our Board of Directors’ Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and more recently, risk exposures related to COVID-19.  The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A 3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  In order to be considered independent for purposes of Rule 10A 3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the members of our board of directors other than Ms. Lynch and Dr. Dominy has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the members of our board of directors other than Ms. Lynch and Dr. Dominy is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee.  The composition and responsibilities of each committee are described below.  Each of these committees has a written charter approved by our board of directors.  Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.  Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee

Our audit committee is composed of Christopher J. Senner, who is the chair of our audit committee, Kevin Young, CBE and Una Ryan, OBE, Ph.D. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Senner and Ms. Ryan are audit committee financial experts within the meaning of Item 407(d) of Regulation S K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

Our audit committee, among other things:

•	selects a firm to serve as the independent registered public accounting firm to audit our financial statements;
•	helps to ensure the independence of the independent registered public accounting firm;
•

discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year end operating results;

•	develops procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	considers the adequacy of our internal accounting controls and audit procedures;
•	reviews and approves any proposed transaction between our company and any related party; and
•

approves the fees and other compensation to be paid to our independent registered public accounting firm, and preapproves all audit and non-audit related services provided by our independent registered public accounting firm.

Our audit committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Compensation Committee

Our compensation committee is composed of David A. Lamond, who is the chair of our compensation committee, Margaret A. McLoughlin, Ph.D. and Kevin Young, CBE.  The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.  Each member of this committee is also a non‑employee director, as defined pursuant to Rule 16b‑3 promulgated under the Exchange Act.  Our compensation committee, among other things:

•	reviews and determines the compensation of our executive officers and recommends to our board of directors the compensation for our directors;
•	administers our stock and equity incentive plans;

•	reviews and makes recommendations to our board of directors with respect to incentive compensation and equity plans; and
•	establishes and reviews general policies relating to compensation and benefits of our employees.

The compensation committee may delegate its authority to a subcommittee of the compensation committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described within the compensation committee charter with respect to committee members and whether such other board members satisfy such criteria, any members of the board of directors) except for its exclusive authority to determine the amount and form of compensation paid to the Chief Executive Officer.

Our compensation committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed of Mr. David Lamond, who is the chair of our nominating and corporate governance committee, Mr. Kevin Young, CBE, Margaret McLoughlin, Ph.D. and Una Ryan, OBE, Ph.D. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee, among other things:

•	identifies, evaluates and recommends nominees to our board of directors and committees of our board of directors;
•	conducts searches for appropriate directors;
•	evaluates the performance of our board of directors and of individual directors;
•	considers and makes recommendations to the board of directors regarding the composition of the board and its committees;
•	reviews developments in corporate governance practices;
•	evaluates the adequacy of our corporate governance practices and reporting; and
•	makes recommendations to our board of directors concerning corporate governance matters.

Our nominating and corporate governance committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee during 2019 included David A. Lamond, Margaret A. McLoughlin, Ph.D. and Kevin Young, CBE.  None of the members of our compensation committee in 2019 was at any time during 2019 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S‑K.  During 2019, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time.  During 2019:  (i) our board of directors met six (6) times; (ii) our audit committee met three (3) times; (iii) our compensation committee met once; and (iv) our nominating and corporate governance committee met twice.

During 2019, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders.  We completed our initial public offering in May 2019, and did not have an annual meeting of stockholders in 2019.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non‑management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or Lead Independent Director) may do so by letters addressed to the attention of our Chief Financial Officer.

All communications are reviewed by the Chief Financial officer and provided to the members of our board of directors as appropriate.  Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

Cortexyme, Inc.
269 East Grand Avenue
South San Francisco, CA 94080

Attn:  Chief Financial Officer

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees.  Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.  We intend to satisfy the disclosure requirement under Item 5.05 of Form 8‑K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications.  In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2021 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2021 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee‑recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors.  When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition.  Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness.  Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes, with staggered three‑year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws.  Directors in Class I will stand for election at the Annual Meeting.  The terms of office of directors in Class II and Class III expire at our Annual Meetings of Stockholders to be held in 2021 and 2022, respectively.  At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three‑year term expiring at our 2023 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote.  If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine.  Each nominee has consented to being named in this Proxy Statement and to serve if elected.  Proxies may not be voted for more than two directors.  Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 9, 2020 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Margaret A. McLoughlin Ph.D.(2)(3)	57	Director and Director Nominee	December 2015

Una Ryan, OBE, Ph.D.(1)(3)	78	Director and Director Nominee	January 2019

_______________________

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee

Margaret A. McLoughlin, Ph.D., has served on our board of directors since December 2015. From January 2014 to April 2019, Dr. McLoughlin served as an Executive Director in World Wide Business Development, at Pfizer Inc. focusing on venture investments, and from June 2018 to April 2019, she was a Partner in Pfizer Ventures, a venture capital arm of Pfizer Inc. focused on companies working in areas aligned with the future directions of Pfizer Inc. Dr. McLoughlin served as a director on the board of directors of 4D Molecular Therapeutics, System1 Biosciences and Adapsyn Biosciences. Dr. McLoughlin joined Pfizer Inc. in 2001 and prior to focusing on venture investments, had roles of increasing responsibility within Worldwide Business Development where she led transactions with multiple biotech companies, academic institutions and other large pharma companies. Prior to working at Pfizer Inc., Dr. McLoughlin served as a Director in Yale’s Office of Cooperative Research for two years. Dr. McLoughlin served in various positions at Mallinckrodt Medical from 1992 to 1999, holding positions in Discovery Research, followed by Technology Planning. Dr. McLoughlin holds a B.S. in Chemistry from the University of California, Irvine and a Ph.D. in Chemistry from the University of California, Santa Barbara. We believe that Dr. McLoughlin is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards, which provides an important perspective on operations and corporate governance matters, as well as her education in biotechnology.

Una Ryan, OBE, Ph.D., has served on our board of directors since January 2019. Dr. Ryan has served as a Managing Director at Golden Seeds LLC since 2012, a Partner at Astia Angel since 2012, and a Limited Partner at Breakout Ventures since 2016. She was Chairman of The Bay Area BioEconomy Initiative from 2012 to 2015. Dr. Ryan served as the President and Chief Executive Officer at Waltham Technologies, Inc. from 2008 to 2010. She served as the Chief Executive Officer, President and Chief Operating Officer of AVANT Immunotherapeutics Inc. from 1998 to 2008 (which then became known as Celldex, Inc). She also served as the President and Chief Executive Officer of Diagnostics for All, or DFA from 2009 to 2012 and as Director of Health Sciences at Monsanto Corporation from 1989 to 1993. Dr. Ryan serves on the board of directors of the following private companies:  RenovoRx, Elemental Machines and Nativis, Inc. She also serves on the board of directors of the following non-profit entities:  Cambridge in America, the University of Bristol Foundation and the San Francisco Art Institute. Dr. Ryan served as a director on the board of directors for AVANT Immunotherapeutics, Inc, AMRIGlobal, Inc, BayBio, MassBio, BIO, or Biotechnology Innovation Organization, New England Healthcare Institute, Board of Associates of the Whitehead Institute and Strategy & Policy Council of the MIT Center for Biomedical Innovation. Dr. Ryan holds a B.S. in Zoology, Microbiology, Chemistry from Bristol University and a Ph.D. in Cellular and Molecular Biology from Cambridge University. Dr. Ryan was awarded the Order of the British Empire for services to biotechnology. We believe that Dr. Ryan is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards of companies, which provides an important perspective on operations and corporate governance matters.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 9, 2020 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Kevin Young, CBE(1)(2)(3)	62	Director	January 2019

David A. Lamond(2)(3)	45	Director	December 2015
Class III Directors:
Stephen S. Dominy	64	Chief Scientific Officer and Director	December 2015

Casey C. Lynch	46	President, Chief Executive Officer and Chairperson of the Board	July 2014

Christopher J. Senner (1)	52	Director	March 2019

_______________________

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee

Casey C. Lynch has served as our President and Chief Executive Officer and a member of our board of directors since July 2014, and as Chairman of our board of directors since November 2018. Prior to co-founding Cortexyme, Ms. Lynch co-founded various companies and organizations in the biotechnology industry including Aspira Biosystems, Inc. and NeuroInsights, LLC. She served as Aspira’s co-founder, President and Chief Executive Officer from 1999 to 2004 and she co-founded NeuroInsights, LLC and served as its Managing Director from 2004 to 2015. Ms. Lynch also co-founded Neurotechnology Industry Organization and served as a board member from March 2005 to September 2018. Ms. Lynch holds a B.S. in Neuroscience from the University of California, Los Angeles, an M.S. in Neuroscience from the University of California, San Francisco and obtained a certificate in Management Development for Entrepreneurs Program from the University of California, Los Angeles. We believe that Ms. Lynch is qualified to serve as a director because of her operational and historical expertise gained from serving as our President and Chief Executive Officer, and her extensive professional and educational experience in the biotechnology industry.

Stephen S. Dominy, M.D., has served as a member of our board of directors since December 2015 and as our Chief Scientific Officer since April 2016. Prior to co-founding Cortexyme, Dr. Dominy served as a Division Director at San Francisco General Hospital and as Associate Professor of Psychiatry at the University of California, San Francisco School of Medicine from 2006 to 2016. Dr. Dominy holds a B.S. in Pharmacy from The Ohio State University College of Pharmacy and an M.D. from the Wright State University Boonshoft School of Medicine. We believe that Dr. Dominy is qualified to serve as a director because of his educational background, as well as his extensive research and technical experience that provides an important perspective on operations and development.

David A. Lamond has served on our board of directors since December 2015. Mr. Lamond has served as the president of En Pointe LLC, an investment firm, since 2016. He served as the President, Chief Executive Officer and Chief Investment Officer of Lamond Capital Partners LLC from 2011 to 2016. He also serves on the board of directors of Applied Molecular Transport, a biotechnology company. Lucira Health Inc, a molecular diagnostics company, Inquis Medical, a medical device company and Genelpis SAS, a biotech company. He previously served on the board of Arrinex, a medical device company until its acquisition by Stryker Corporation in February 2019. In addition, he serves on the board of directors of two non-profit organizations, Tipping Point Community and Ubuntu Pathways. Mr. Lamond holds a B.A. in History from Duke University and a J.D. from Duke Law School. We believe that Mr. Lamond is qualified to serve as a director because of his extensive experience in important ecosystem partners, and his service on a number of boards provides an important perspective on operations, finance and corporate governance matters.

Christopher J. Senner has served on our board of directors since March 2019. Mr. Senner has served as Executive Vice President and Chief Financial Officer for Exelixis, Inc. since 2015. Prior to joining Exelixis, Inc., Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a biopharmaceutical company, from 2010 to 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent 18 years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief Financial Officer of Wyeth’s United States pharmaceuticals business and the BioPharma business unit. Mr. Senner holds an undergraduate degree in Finance from Bentley College. We believe that Mr. Senner’s extensive executive and professional experience in the biotechnology industry qualify him to serve as a director.

Kevin Young, CBE has served on our board of directors since January 2019. Mr. Young served as the Chief Operating Officer and Executive Vice President of Commercial Operations for Gilead Sciences, Inc. from 2004 to 2018. Mr. Young previously held positions at ICI Pharmaceuticals and Amgen, Inc., where Mr. Young was Head of the U.S. Inflammation Business Unit from 2001 to 2004. Mr. Young holds undergraduate and graduate degrees in Sports Science and Exercise from Liverpool John Moores University and the University of Nottingham, respectively, and has completed the Executive Program at the University of Michigan, School of Business Administration. Mr. Young was appointed a commander of the Most Excellent Order of the British Empire, recognizing his services to the healthcare and pharmaceutical industries. We believe that Mr. Young is qualified to serve as a director because of his extensive executive and professional experience in the biotechnology industry.

There are no family relationships among our directors and executive officers.

Director Compensation

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non‑employee member of our board of directors during the fiscal year ended December 31, 2019. Ms. Lynch and Dr. Dominy are not included in the table below, as they are employed as our Chief Executive Officer and Chief Scientific Officer, respectively, and receive no compensation for their service as directors. The compensation received by Ms. Lynch as an employee is shown in “Executive Compensation‑Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Awards ($)(1)(2)	Total ($)
David A. Lamond	33,750	-	33,750
Margaret McLoughlin, Ph.D.	33,000	1,039,164	1,072,164
Una Ryan, OBE, Ph.D.	42,375	430,879	473,254
Christopher J. Senner	37,500	704,617	742,117
Kevin Young, CBE	41,625	430,879	472,504

_______________________

(1)

The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of stock options granted 2018 and 2019 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Our non‑employee directors held the following number of stock options as of December 31, 2019:
Name	Shares Subject to Outstanding Stock Options
David A. Lamond	-
Margaret McLoughlin, Ph.D.	91,911
Una Ryan, OBE, Ph.D.	91,911
Christopher J. Senner	91,911
Kevin Young, CBE	91,911

Non‑Employee Director Compensation Arrangements

We pay each non‑employee director an annual cash retainer for service on the board of directors and an additional annual cash retainer for service on each committee on which the director is a member, which is paid quarterly in arrears. Our Lead Independent Director and the chair of each committee will receive higher annual cash retainers for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors of which the director is a member are as follows:

	Member Annual Cash Retainer	Lead/Chairperson Annual Cash
Board of Directors	$35,000	$45,000
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating and Corporate Governance Committee	$4,000	$8,000

Pursuant to a policy adopted by our board of directors, each non‑employee director who is initially appointed to our board of directors shall initially be granted a stock option to purchase 22,058 shares of our common stock. One-third of the shares subject to such initial stock option grant will vest on each anniversary of the date of grant, subject to the director’s continued service as a member of our board of directors through each vesting date. Further, at the close of business on the date of each annual meeting of stockholders, each continuing non-employee director will be granted a stock option to purchase the total shares of our common stock set forth below:

•

If the non-employee director’s appointment to our board of directors was more than six (6) months prior to the annual meeting of our stockholders, the stock option will cover 11,029 shares of our common stock.

•

If the non-employee director’s appointment to our board of directors was between three (3) and six (6) months prior to the annual meeting of our stockholders, the stock option will cover 5,514 shares of our common stock.

•

If the non-employee director’s appointment to our board of directors was less than three (3) months prior to the annual meeting of our stockholders, the non-employee director will not receive a stock option on the date of the annual meeting of our stockholders.

100% of the shares subject to any such annual stock option grant will vest in full on the one-year anniversary of the grant date, subject to the director’s continued service as a member of our board of directors through the vesting date.

All stock options granted to non-employee directors will be made pursuant to our 2019 Equity Incentive Plan and will vest in full immediately prior to, and contingent upon, the consummation of a change in control of our company, subject to the director’s continued service as a member of our board of directors through the change in control.

We also reimburse our directors for their reasonable out‑of‑pocket expenses in connection with attending meetings of our board of directors and committees.

The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE Two CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected BDO USA, LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2020 and recommends that our stockholders vote for the ratification of such selection.  The ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal.  In the event that BDO USA, LLP is not ratified by our stockholders, the audit committee will review its future selection of BDO USA, LLP as our independent registered public accounting firm.

BDO USA, LLP audited our financial statements for the fiscal year ended December 31, 2019.  Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In addition to performing the audit of our financial statements, BDO USA, LLP provided various other services during the fiscal years ended December 31, 2019 and December 31, 2018. Our audit committee has determined that BDO USA, LLP’s provision of these services, which are described below, does not impair BDO USA, LLP’s independence from us. During the years ended December 31, 2019 and December 31, 2018, fees for services provided by BDO USA, LLP were as follows:

	Year Ended December 31,
	2019	2018
Audit fees(1)	$817,990	$103,355
Tax fees(2)	$78,776	$-
Total fees	$896,766	$103,355

_______________________

(1)

Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10‑K, review of the interim financial statements included in our quarterly reports and services normally provided in connection with regulatory filings. Included in 2019 Audit fees is an aggregate of $0.5 million of fees billed in connection with our initial public offering, which closed in 2019. Audit fees in 2018 include fees related to the annual audit of the Company’s financial statements.

(2)

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters, assistance with sales tax and assistance with tax audits.

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit‑related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2020 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.  Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable.  Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2020 and shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 29,404,540  shares of our common stock outstanding on March 31, 2020.  Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Cortexyme, Inc., 269 East Grand Avenue, South San Francisco, CA 94080.

Name of Beneficial Owner	Common Stock	Options Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	%
5% Stockholders
Entities advised by Capital Research and Management Company (1)	5,779,965	-	5,779,965	19.7%
Entities affiliated with Pfizer Inc.(2)	3,249,973	-	3,249,973	11.1%
Entities affiliated with CTEPQ Partners LLC(3)	2,686,309	-	2,686,309	9.1%
Pierre R. and Christine E. Lamond and affiliated entities(4)	2,886,530	-	2,886,530	9.8%
Takeda Ventures, Inc.(5)	2,679,802	-	2,679,802	9.1%
Named Executive Officers and Directors
Casey C. Lynch(6)	1,240,580	254,812	1,495,392	5.0%
Kristen Gafric	330,882	56,522	387,404	1.3%
Michael Detke, M.D.	17,231	85,524	102,755	*
Stephen S. Dominy, M.D.(7)	1,436,911	185,719	1,622,630	5.5%
David A. Lamond(8)	1,955,165	-	1,955,165	6.6%
Margaret McLoughlin, Ph.D.	550	30,637	31,187	*
Una Ryan, OBE, Ph.D.(9)	2,875	40,849	43,724	*
Kevin Young, CBE	30,000	40,849	70,849	*
Christopher J. Senner	-	35,743	35,743	*
All executive officers and directors as a group (11 persons)	5,014,194	996,215	6,010,409	19.8%

_______________________

*  Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)

Consists of (i) 1,081,672 shares of common stock held by American Funds Fundamental Investors (“FI”), (ii) 1,353,528 shares of common stock held by The Growth Fund of America (“GFA”), (iii) 2,327,830 shares of common stock held by SMALLCAP World Fund, Inc. (“SCWF”), (iv) 1,007,021 shares of common stock held by American Funds Insurance Series – Asset Allocation Fund (“VIAA” and, together with FI, GFA and SCWF, the “CRMC Stockholders”), (v) 8,539 shares of common stock held by Capital Group Growth Fund of America Trust (US) (“TGFA”) and (vi) 1,375 shares of common stock held by Capital Group Fundamental Investors Trust (US) (“TFI” and, together with TGFA, the “CB&T Stockholders”). Capital Bank and Trust Company (“CB&T”) is the discretionary trustee for each CB&T Stockholder, and Capital Research and Management Company (“CRMC”) has been retained by CB&T as investment adviser to each CB&T Stockholder. CRMC, Capital World Investors (“CWI”) and/or Capital Research Global Investors (“CRGI”) may be deemed to be the beneficial owner of the shares of common stock held by the CRMC Stockholders; however, each of CRMC, CWI and CRGI expressly disclaims that it is the beneficial owner of such securities. ¬ CB&T, CRMC and/or CWI may be deemed to be the beneficial owner of the shares of common stock held by the CB&T Stockholders; however, each of CB&T, CRMC and CWI expressly disclaims that it is the beneficial owner of such securities. Brady L. Enright, Mark L. Casey, Julian N. Abdey, Gregory D.  Johnson, Michael T. Kerr, Dina N. Perry and Paul Benjamin, as portfolio managers, have voting and investment powers over the shares held by FI.  Christopher D. Buchbinder, Mark L. Casey, Barry S. Crosthwaite, J.  Blair Frank, Joanna F. Jonsson, Carl M. Kawaja, Michael T. Kerr, Donald D. O’Neal, Anne-Marie Peterson, Andraz Razen, Martin Romo, Lawrence R. Solomon, James Terrile and Alan J. Wilson, as portfolio managers, have voting and investment powers over the shares held by GFA.  Julian N. Abdey, Michael Beckwith, Noriko H. Chen, Peter Eliot, Brady L. Enright, Bradford F. Freer, Leo Hee, Roz Hongsaranagon, Claudia P. Huntington, Jonathan Knowles, Harold H. La, Dimitrije Mitrinovic, Aidan O’Connell, Andraz Razen, Gregory W. Wendt and Dylan Yolles, as portfolio managers, have voting and investment powers over the shares held by SCWF.  Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, James R. Mulally and John R. Queen, as portfolio managers, have voting and investment powers over the shares held by VIAA.  Christopher D. Buchbinder, Mark L. Casey, Barry S. Crosthwaite, J.  Blair Frank, Joanna F. Jonsson, Carl M. Kawaja, Michael T. Kerr, Donald D. O’Neal, Anne-Marie Peterson, Andraz Razen, Martin Romo, Lawrence R. Solomon, James Terrile and Alan J. Wilson, as portfolio managers, have voting and investment powers over the shares held by TGFA. Brady L. Enright, Mark L. Casey, Julian N. Abdey, Gregory D.  Johnson, Michael T. Kerr, Dina N. Perry and Paul Benjamin, as portfolio managers, have voting and investment powers over the shares held by TFI. The address for each of the CRMC Stockholders and CB&T Stockholders is c/o Capital Research and Management Company, 333 S. Hope St., 50th Floor, Los Angeles, California 90071.

(2)

Based on information contained in a Schedule 13G filed with the SEC by Pfizer Inc. on May 22, 2019. Consists of (i) 624,205 shares held of record by Pfizer Inc. (“Pfizer”), (ii) 215,697 shares held of record by Pfizer Strategic Investment Holdings LLC (“PSIH”), a controlled affiliate of Pfizer and (iii) 2,410,071 shares held of record by Pfizer Ventures (US) LLC (“PVUS”), a controlled affiliate of Pfizer. The address for each of Pfizer, PSIH and PVUS is 235 East 42nd Street, New York, New York 10017.

(3)

Based on information contained in a Schedule 13G/A filed with the SEC by CTEPQ Partners LLC (“CTEPQ”), EPQ LLC, CTYM PS (“CTYM”), Chad Boeding (“CD”), EPIQ Capital Group, LLC (“EPIQ”) on January 7, 2020. CTEPQ directly holds 936,309 Shares. CTYM directly holds 1,750,000 Shares. EPIQ acts as investment manager for CTEPQ and CTYM. Chad Boeding is the Managing Member of EPIQ and also controls entities that directly hold shares as follows:  The Boeding Family Trust directly holds 13,173 shares, Wyntoon Partners LLC directly holds 120,070 shares, Austin Boeding UTMA directly holds 80 shares, Chad Boeding Roth IRA directly holds 6,164 shares, and Kristine Boeding Rollover IRA directly holds 1,000 shares. Each of CTEPQ, CTYM, Chad Boeding, and EPIQ (collectively, the “Reporting Persons”) may be deemed to be the beneficial owner of 2,686,309 shares.  Each Reporting Person disclaims beneficial ownership of the shares not held directly by such Reporting Person. The address for each of CTEPQ, CTYM, CD and EPIQ is 1 Lombard Street, #200, San Francisco, CA 94111.

(4)

Based on information contained in a Schedule 13G filed with the SEC by Pierre Lamond on September 30, 2019. Consists of (i) 961,510 shares held of record by Pierre R. and Christine E. Lamond Trust 11-22-85, (ii) 962,510 shares held of record by the Pierre R. Lamond 2019 Annuity Trust A dated March 4, 2019 and (iii) 962,510 shares held of record by the Christine E. Lamond 2019 Annuity Trust A dated March 4, 2019. Pierre R. Lamond is the trustee of Pierre R. and Christine E. Lamond Trust 11-22‑85 and has sole voting and dispositive power with respect to the 961,510 shares held of record by Pierre R. and Christine E. Lamond Trust 11-22-85.  Pierre R. Lamond is the trustee of the Pierre R. Lamond 2019 Annuity Trust A dated March 4, 2019 and has sole voting and dispositive power with respect to the 962,510 shares held of record by the Pierre R. Lamond 2019 Annuity Trust A dated March 4, 2019. Christine E. Lamond is the trustee of the Christine E. Lamond 2019 Annuity Trust A dated March 4, 2019 and has sole voting and dispositive power with respect to the 962,510 shares held of record by the Christine E. Lamond 2019 Annuity Trust A dated March 4, 2019.

(5)

Based on information contained in a Schedule 13G filed with the SEC by Takeda Pharmaceutical Company Limited (“TPC”), Takeda Pharmaceuticals International AG (“TPIA”), Takeda Pharmaceuticals U.S.A, Inc. (“TPU”) and Takeda Ventures, Inc. (“TVI”) on May 20, 2019. TVI is a wholly-owned indirect subsidiary of TPC and TVI is owned directly by TPU, which is owned directly by TPC and TPIA, and TPIA is a wholly-owned direct subsidiary of TPC. The shares are held of record by TVI. The address of TVI is 435 Tasso Street, Suite 300, Palo Alto, California 94301.

(6)

The shares of common stock consist of (i) 49,895 shares held of record by Casey C. Lynch, (ii) 1,098,774 shares of common stock held of record by Zachary J. Lynch and Casey C. Lynch, Trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009, and (iii) 91,911 shares of common stock held of record by the Casey C. Lynch 2019 Annuity Trust. Casey C. Lynch and Zachary Lynch are the trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009, and share voting and dispositive power with respect to the 1,098,774 shares held of record by Zachary J. Lynch and Casey C. Lynch, Trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009. Casey C. Lynch is the trustee of the Casey C. Lynch 2019 Annuity Trust and holds sole voting and dispositive power with respect to (a) 49,895 shares held of record by Casey C. Lynch and (b) 91,911 shares held of record by the Casey C. Lynch 2019 Annuity Trust.

(7)

The shares of common stock consist of (i) 1,216,323 shares held of record by Stephen S. Dominy and Ylva K. Dominy, Trustees of the Dominy Family Trust, and (ii) 220,588 shares held of record by the Stephen Dominy 2019 Annuity Trust. Stephen S. Dominy and Ylva Dominy are trustees of the Dominy Family Trust 2016 and share voting and dispositive power with respect to the 1,216,323 shares held of record by Stephen S. Dominy and Ylva K. Dominy, Trustees of the Dominy

Family Trust. Stephen S. Dominy is the trustee of the Stephen Dominy 2019 Annuity Trust and has sole voting and dispositive power with respect to the 220,588 shares held of record by the Stephen Dominy 2019 Annuity Trust.

(8)

Based on information contained in a Schedule 13G/A filed with the SEC by David Lamond on February 11, 2020. Consists of (i) 301,829 shares held of record by David A. Lamond and (ii) 1,653,336 shares held of record by Blue Devil Trust dated 12/03/2010. Mr. Lamond is the trustee of the Blue Devil Trust dated 12/03/2010 and holds sole voting and dispositive power with respect to the shares held of record by Blue Devil Trust dated 12/03/2010. Mr. Lamond does not have voting and dispositive power with respect to the shares held of record by the Pierre R. and Christine E. Lamond Trust 11-22-85.

(9)

Consists of 2,875 shares of common stock held of record by the Una S. Ryan Revocable Trust. Ms. Ryan is one of the trustees of the Una S. Ryan Revocable Trust and has shared voting and dispositive power with respect to the shares held of record by the Una S. Ryan Revocable Trust.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 9, 2020 and positions with Cortexyme are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Casey C. Lynch	46	President and Chief Executive Officer
Christopher Lowe	52	Chief Financial Officer and Treasurer
Stephen S. Dominy, M.D.	64	Chief Scientific Officer
Kristen Gafric	44	Senior Vice President, Legal and Administration, and Secretary
Michael Detke	53	Chief Medical Officer
Leslie Holsinger, Ph.D.	54	Executive Vice President of Preclinical Development

Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors.  There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.

Casey C. Lynch.  For a brief biography of Ms. Lynch, please see “Proposal One:  Election of Directors‑Continuing Directors.”

Christopher Lowe has served as our Chief Financial Officer since January 2019 and as our Treasurer since April 2019. Mr. Lowe has served as a partner at FLG Partners since January 2014, and he was the Managing Partner from January 2018 to April 2020. Mr. Lowe also served as the Managing Partner of the Innventus Fund at Innventure from January 2017 to March 2020. From June 2018 until January 2019, Mr. Lowe served as a consultant to us and our interim Chief Financial Officer through his capacity as a partner at FLG Partners. Prior to joining Cortexyme, Mr. Lowe served as the Interim Chief Executive Officer and Chief Financial Officer of Hansen Medical from February 2014 to July 2016, and he served as the Chief Business Officer and Chief Financial Officer of Anthera Pharmaceuticals from September 2007 to June 2013. Mr. Lowe served as a director for Inspyr Therapeutics from September 2016 to December 2018. He also served as a director of EpiBiome from May 2016 to June 2018, and he served as a director and Chairman of the Audit Committee for Asante Solutions from December 2014 to October 2015. Mr. Lowe holds a B.S. in Business Administration from California Polytechnic State University and an M.B.A. from St. Mary’s University.

Stephen S. Dominy, M.D.   For a brief biography of Dr. Dominy, please see “Proposal One:  Election of Directors‑Continuing Directors.”

Kristen Gafric has served as our Secretary since July 2014, as our Vice President of Operations since September 2017, and as our Senior Vice President, Legal and Administration since April 2019. Prior to co-founding Cortexyme, Ms. Gafric served as the Senior Manager of Commercial Contracts Management at Triton Container International from June 2014 to September 2016. Ms. Gafric was also the Senior Contracts Manager at San Francisco Health Plan from June 2013 to June 2014 and Manager of Contracts and Grants at the University of California San Francisco from October 2011 to June 2013. Ms. Gafric holds a B.A. in Psychology and Philosophy from Emory University and a J.D. from Cleveland State University.

Michael Detke, M.D., has served as our Chief Medical Officer since December 2018. Dr. Detke has over 25 years of research experience and extensive clinical and drug development expertise. Prior to joining Cortexyme, Dr. Detke served as the Chief Medical Officer at Embera NeuroTherapeutics, Inc. from September 2016 to December 2018, and he served as President of Detke Biopharma Consulting LLC from April 2013 to December 2018, including as Chief Medical Officer for CoMentis Pharmaceuticals. He served as Chief Medical Officer and Director of the MedAvante Research Institute of MedAvante, Inc. Dr. Detke joined MedAvante from Eli Lilly, Inc. where he served as Executive Director and head of early phase development of CNS therapeutics. At Lilly, he led clinical development of one of the industry’s deepest and strongest pipelines of CNS products. He served as Senior Medical Director responsible for Phase III development for Cymbalta and Phase IV for Prozac. Dr. Detke has served as an Adjunct volunteer Clinical Professor of Psychiatry at Indiana University School of Medicine since July 2000. Dr. Detke holds a B.A. and M.S. in Psychology from Yale University and an M.A., M.D. and Ph.D. in Psychology and Behavioral Pharmacology from the University of Pennsylvania. He also received post-doctoral training in Psychiatry from Harvard Medical School.

Leslie Holsinger, Ph.D., has served as our Executive Vice President of Preclinical Development since January 2018. She also served as our Vice President of Preclinical Development from April 2016 to December 2017. Prior to joining Cortexyme, Dr. Holsinger served as Director of Biology and Vice President of Biology at Virobay Inc. from 2006 to 2016. Prior to her work at Virobay, Dr. Holsinger held positions of increasing responsibility at Celera and Sugen Inc. Dr. Holsinger holds an A.B. in Biochemistry from Occidental College and a Ph.D. in Biochemistry, Molecular and Cellular Biology from Northwestern University. She also received post-doctoral training at Stanford University School of Medicine.

EXECUTIVE COMPENSATION

Our named executive officers for fiscal 2019, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

Casey C. Lynch, our President and Chief Executive Officer;

Kristen Gafric, our Senior Vice President, Legal and Administration, and Secretary; and

Michael Detke, M.D., our Chief Medical Officer.

Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each of our named executive officers during 2018 and 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Option Awards ($)(2)	Non‑Equity Incentive Plan Compensation ($)(3)	Total ($)
Casey C. Lynch	2019	415,577	-	-	144,375	559,952
Chief Executive Officer	2018	277,019	82,500	557,814	-	917,333

Kristen Gafric	2019	328,462	-	1,541,475	83,000	1,952,937
Senior Vice President, Legal and Administration, and Secretary

Michael Detke, M.D.	2019	373,077	-	620,466	106,625	1,100,168
Chief Medical Officer

_______________________

(1)	The amounts reported in this column represent performance-based cash incentives earned by Ms. Lynch based on 2018 performance.
(2)

The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of stock options granted 2018 and 2019 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in this Annual Report on Form 10-K. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	The amount reported in this column represent performance-based cash earned by each named executive officer under our Executive Incentive Bonus Plan for 2019.

Executive Employment Arrangements

Each of our named executive officers was an at-will employee of the company for fiscal 2019. We have no employment agreements with our named executive officers.

Executive Incentive Bonus Plan

Our Executive Incentive Bonus Plan, or Bonus Plan, was adopted by our board of directors on April 9, 2019, and became effective on the day immediately prior to our initial public offering. The purpose of the Bonus Plan is to motivate and reward eligible officers and employees for their contributions toward the achievement of certain performance goals. The Bonus Plan is administered by the compensation committee, which has the discretionary authority to interpret the provisions of the Bonus Plan, including all decisions on eligibility to participate, the establishment of performance goals, the number of awards payable under the plan, and the payment of awards. The compensation committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Bonus Plan to one or more directors and/or officers of the Company. Our compensation committee reviews and approves pursuant to the Bonus Plan the annual bonus opportunity and the specific goals, objectives to be achieved in order to earn such annual bonus for, and the amount of annual bonus earned by, each participant in our Bonus Plan, including our named executive officers. Our compensation committee has determined that each of our named executive officers is eligible to earn a bonus each year pursuant to our Bonus Plan equal to up to a specific percentage of their salary. The annual bonus opportunities for our names executive officers are tied to a set of specified goals and strategic objectives and we conduct an annual performance review to determine the attainment of such goals and objectives, the results of which are shared with our compensation committee. Our compensation committee makes the final determination of the level at which the specified goals and strategic objectives are achieved and the amount of annual bonus awards earned by each of our named executive officers. For 2019, bonuses were paid out based on the satisfaction of certain regulatory and clinical goals and strategic objectives.

Hedging and Pledging Policy

Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our Compliance Officer.

Outstanding Equity Awards at Fiscal Year‑End Table

The following table provides information regarding the outstanding stock option awards held by our named executive officers as of December 31, 2019.

Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date
Casey C. Lynch	6/2/2017	33,264(3)	49,896(3)	0.46	6/1/2022
	10/30/2018	147,563(4)	324,641(4)	2.23	10/29/2028
Kristen Gafric	6/2/2017	11,488(5)	6,894(5)	0.41	6/1/2027
	1/11/2018	9,956(6)	8,426(6)	0.46	1/10/2028
	8/15/2019	17,187(7)	57,813(7)	28.71	8/14/2029
Michael Detke, M.D.	11/28/2018	35,845(8)	96,507(8)	2.23	11/27/2028
	2/6/2019	33,087(9)	99,264(9)	6.91	2/5/2029

_______________________

(1)	All stock options were granted under our 2019 Equity Incentive Plan (including stock options granted under our 2014 Stock Plan prior to its restatement as our 2019 Equity Incentive Plan).
(2)

This column represents the fair market value of a share of our common stock on the date of grant, or, in the case of the stock option granted to Ms. Lynch on June 2, 2017, 110% of the fair market value of a share of our common stock on the date of grant, as determined by our board of directors.

(3)

These option shares were part of a stock option grant covering 83,160 shares of our common stock. 1/48th of the stock option grant vested on July 13, 2017 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Ms. Lynch’s continuous service through the applicable vesting date. In addition, if we terminate Ms. Lynch’s employment without “cause,” or if Ms. Lynch resigns for “good reason” (each as defined in a supplemental agreement applicable to Ms. Lynch’s options), in either case, in connection with or following a change of control (as defined in our 2014 Stock Plan), then 100% of the then unvested shares subject to the stock option grant will vest effective immediately as of such termination or resignation or, if later, the closing of the change of control (the “Lynch Acceleration”).

(4)

These option shares were part of a stock option grant covering 472,204 shares of our common stock. 1/48th of the stock option grant vested on October 1, 2018 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Ms. Lynch’s continuous service through the applicable vesting date. In addition, the Lynch Acceleration applies to these option shares prior to their full vesting.

(5)

These option shares were part of a stock option grant covering 18,382 shares of our common stock. 1/48th of the stock option grant vested on July 13, 2017 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Ms. Gafric’s continuous service through the applicable vesting date. In addition, if we terminate Ms. Gafric’s employment without “cause,” or if Ms. Gafric resigns for “good reason” (each as defined in a supplemental agreement applicable to Ms. Gafric’s options), in either case, in connection with or following a change of control (as defined in our 2014 Stock Plan), then 100% of the then unvested shares subject to the stock option grant will vest effective immediately as of such termination or resignation or, if later, the closing of the change of control (the “Gafric Acceleration”).

(6)

These option shares were part of a stock option grant covering 18,382 shares of our common stock. 1/48th of the stock option grant vested on November 1, 2017 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Ms. Gafric’s continuous service through the applicable vesting date. In addition, the Gafric Acceleration applies to these option shares prior to their full vesting.

(7)

These option shares were part of a stock option grant covering 75,000 shares of our common stock. 1/48th of the stock option grant vested on September 15, 2019 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Ms. Gafric’s continuous service through the applicable vesting date. In addition, the Gafric Acceleration applies to these option shares prior to their full vesting.

(8)

These option shares were part of a stock option grant covering 132,352 shares of our common stock. 1/48th of the stock option grant vested on December 28, 2018 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Dr. Detke’s continuous service through the applicable vesting date. In addition, if we terminate Dr. Detke’s employment without “cause,” or if Dr. Detke resigns for “good reason” (each as defined in a supplemental agreement applicable to Dr. Detke’s options), in either case, in connection with or following a change of control (as defined in our 2014 Stock Plan), then 100% of the then unvested shares subject to the stock option grant will vest effective immediately as of such termination or resignation or, if later, the closing of the change of control (the “Detke Acceleration”).

(9)

These option shares were part of a stock option grant covering 132,351 shares of our common stock. 1/48th of the stock option grant vested on March 6, 2019 and 1/48th of the grant vested and will vest on each monthly anniversary thereafter, subject to Dr. Detke’s continuous service through the applicable vesting date. In addition, the Detke Acceleration applies to these option shares prior to their full vesting.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders:  our 2019 Equity Incentive Plan (the 2019 Plan which, prior to its restatement in connection with our initial public offering, was called the 2014 Stock Plan) and our 2019 Employee Stock Purchase Plan or the ESPP.

The following table presents information as of December 31, 2019 with respect to compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	2,393,934(2)	5.35	2,708,074(3)
Equity compensation plans not approved by security holders	-	-	-
Total	2,393,934	5.35	2,708,074

_______________________

(1)	Includes our 2019 Plan and our ESPP. For a description of these plans, refer to Note 9 to the historical financial statements included in this Annual Report on Form 10-K.
(2)	Includes stock options outstanding under the 2014 Plan (granted prior to the restatement of the plan as the 2019 Plan) and the 2019 Plan as of December 31, 2019.
(3)

Includes 2,439,779 shares available for issuance under the 2019 Plan and 268,295 shares available for issuance under the ESPP. The number of shares reserved for issuance under the 2019 Plan increased automatically by 1,074,776 shares on January 1, 2020 and will increase automatically on January 1 of each year by a number of shares of common stock equal to the lesser of (i) 2,146,354 shares; (ii) 4% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Our compensation committee has not commenced or authorized any offerings pursuant to our ESPP, but may do so at a future time. The number of shares reserved for issuance under the ESPP increased automatically by 268,694 shares on January 1, 2020 and will increase automatically on January 1 of each year by the number of shares equal to the lessor of (1) 536,589 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such lesser number of shares determined by our board of directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One:  Election of Directors‑Director Compensation,” respectively, since January 1, 2018, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

Sale of Series B Redeemable Convertible Preferred Stock

Between May 2018 and July 2018, we sold an aggregate of 9,152,108 shares of our Series B redeemable convertible preferred stock at a purchase price of $9.6122 per share for an aggregate purchase price of $85.8 million. This included the conversion of the Series B convertible promissory notes with an aggregate conversion amount of approximately $8.8 million. Each share of our Series B redeemable convertible preferred stock was converted into one share of our common stock upon the closing of our initial public offering in accordance with our amended and restated certificate of incorporation. The purchasers of our Series B preferred stock were entitled to specified registration rights.

The following table summarizes the Series B redeemable convertible preferred stock purchased by our directors, executive officers and beneficial holders of more than 5% of our capital stock. The terms of these purchases were the same for all purchasers of our Series B redeemable convertible preferred stock.

Name of Stockholder	Shares of Series B Redeemable Convertible Preferred Stock	Aggregate Purchase Price($)(1)
Blue Devil Trust dated 12/03/2010(2)	924,056	8,605,776.61
Entities affiliated with Pfizer Inc.	839,902	7,658,662.43
Takeda Ventures, Inc.	319,731	2,658,663.94
Pierre R. and Christine E. Lamond and affiliated entities	924,055	8,605,776.61
SMALLCAP World Fund, Inc.	1,560,515	14,999,999.01

______________________

(1)

A portion of the consideration paid for the shares of Series B redeemable convertible preferred stock issued in the initial closing was funded through the conversion of the aggregate principal amount and accrued interest under the Series B Convertible Promissory Notes. See “Series B Convertible Promissory Notes” above.

(2)	Mr. David A. Lamond, a member of our board of directors, is the trustee of the Blue Devil Trust dated 12/03/2010.

Initial Public Offering

On May 13, 2019, Kevin Young, a member of our board of directors purchased 30,000 shares of our common stock at the initial public offering price of $17.00 per share for an aggregate purchase price of $510,000 in our directed share program in connection with our initial public offering.

On May 13, 2019, entities affiliated with Pfizer Inc., a beneficial holder of more than 5% of our capital stock, and SMALLCAP World Fund, a beneficial holder of more than 5% of our capital stock purchased 50,000 shares and  650,000 shares, respectively, of our common stock at the initial offering price of $17.00 per share for an aggregate purchase price of $850,000 and $11,050,000 in our initial public offering on the same terms as the other purchasers in the initial public offering.

Private Placement

On February 10, 2020, we issued and sold shares of common stock at a purchase price of $50.00 per share in a private placement. In the private placement, we issued and sold 30,000 shares of common stock for an aggregate purchase price of $1,500,000 to an entity affiliated with David A. Lamond, a member of our board of directors, and 76,528 shares of common stock for an aggregate purchase price of $3,826,400 to SMALLCAP World Fund, Inc., a beneficial holder of more than 5% of our capital stock, on the same terms as other purchasers in the private placement. The purchasers of the common stock are entitled to specified resale registration rights.

Investors’ Rights, Voting, and Right of First Refusal Agreements

In connection with our preferred stock financings, we entered into investors’ rights, voting, and right of first refusal and co-sale agreements containing registration rights, voting rights, and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. The parties to these agreements include Blue Devil Trust dated 12/03/2010, entities affiliated with Pfizer Inc., Takeda Ventures, Inc., Pierre R. and Christine E. Lamond and affiliated entities and SMALLCAP World Fund, Inc., each of which owned more than 5% of our outstanding capital stock, entities affiliated with Casey Lynch, our President and Chief Executive Officer and entities affiliated with Stephen S. Dominy, our Chief Scientific Officer and director. These stockholder agreements terminated upon the closing of our initial public offering, except for the registration rights granted under our investors’ rights agreement.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated  bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Review, Approval or Ratification of Transactions with Related Parties

Our written related party transactions policy states that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest). The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must be presented to our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) for review, consideration and approval. In approving or rejecting any such proposal, our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2019 except for a Form 4 for each of Dr. McLoughlin, Mr. Young and Dr. Ryan with respect to shares of common stock that each director purchased on May 13, 2019 in our directed share program in connection with our initial public offering.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and BDO USA, LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2019.  Our audit committee has also discussed with BDO USA, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with BDO USA, LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10‑K for the fiscal year ended December 31, 2019 for filing with the SEC.

Submitted by the Audit Committee
Christopher J. Senner, Chair
Una Ryan, OBE, Ph.D.
Kevin Young, CBE

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10‑K for the fiscal year ended December 31, 2019, including the financial statements and list of exhibits, and any exhibit specifically requested.  Requests should be sent to:

Cortexyme, Inc.
269 East Grand Avenue
South San Francisco, CA 94080
Attn:  Investor Relations

Our annual report on Form 10‑K for the fiscal year ended December 31, 2019 is also available at https://ir.cortexyme.com/investor-relations under “SEC Filings” in the “Financial Information” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders.  As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

Casey C. Lynch

President, Chief Executive Officer and Chairperson of the Board of Directors

South San Francisco, California
April 22, 2020

ANNUAL STOCKHOLDERS MEETING CORTEXYME, INC. June 8, 2020 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - Access“https://web.lumiagm.com/102990699” password: cortexyme2020 (case sensitive) and follow the on screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown to the right. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/22818 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL TWO. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230000000000000000 0 1. To elect two Class I directors to hold office until the 2023 annual meeting of stockholders or until their respective successors are elected and qualified: O Margaret A. McLoughlin, Ph.D. O Una Ryan, OBE, Ph.D. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm as described in Proposal Two of the Proxy Statement. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2020 Annual Meeting of Stockholders of CORTEXYME, INC. Monday, June 8, 2020 11:00 a.m. Pacific Time via live webcast at https://web.lumiagm.com/102990699 Online check-in will commence at 10:30 A.M. Pacific Time YOUR VOTE IS IMPORTANT: Even if you plan to attend the Annual Meeting online, please vote your shares by proxy, telephone or internet prior to the meeting. CORTEXYME, INC. This Proxy is Solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Casey C. Lynch and Christopher Lowe, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of, Cortexyme, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 2020, at 11:00 A.M. local time, via live webcast on the internet at https://web.lumiagm.com/102990699, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting. The undersigned hereby acknowledge(s) receipt of a copy of Cortexyme, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 16, 2020, and the Proxy Statement dated April 22, 2020. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Cortexyme, Inc., gives notice of such revocation. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm as described in Proposal Two of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted. (Continued and to be signed on the reverse side) 14475

ANNUAL STOCKHOLDERS MEETING CORTEXYME, INC. June 8, 2020 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/22818 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL TWO. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20230000000000000000 0 060820 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To elect two Class I directors to hold office until the 2023 annual meeting of stockholders or until their respective successors are elected and qualified: O Margaret A. McLoughlin, Ph.D. O Una Ryan, OBE, Ph.D. 2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm as described in Proposal Two of the Proxy Statement. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)